UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event reported): December 8, 2004


                                  Innovex, Inc.
                       -----------------------------------
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                       -----------------------------------
                 (State Or Other Jurisdiction Of Incorporation)


      000-13143                                          41-1223933
-------------------------                   ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

5540 Pioneer Creek Drive
Maple Plain, MN                                           55359
----------------------------------------    ------------------------------------
(Address Of Principal Executive Offices)                (Zip Code)



                                 (763) 479-5300
                       -----------------------------------
               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1 through 4 and 6 though 8 are not applicable and therefore omitted.

ITEM 5.02 Departure of Directors Or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Effective December 8, 2004, Robert C. Buhrmaster was elected as a director of Innovex, Inc. (the "Company"). Mr. Buhrmaster has also been appointed to the Company's Audit Committee.

     On December 8, 2004, the Company issued a press release, attached hereto as
Exhibit 99.1, regarding Mr. Buhrmaster's election to the Company's Board of Directors.

ITEM 9.01  Financial Statements And Exhibits.

Exhibit No.       Description
-----------       --------------------------------------------------------------
99.1              Press Release issued on December 8, 2004.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                         INNOVEX, INC.

                                                         By: /s/ Thomas Paulson
                                                            --------------------
                                                         Thomas Paulson
                                                         Chief Financial Officer

Date: December 8, 2004